Exhibit 10.46
FIRST AMENDMENT
TO
SUBSERVICING AGREEMENT
     This Amendment to that Subservicing Agreement (the “Amendment”) is made by and between Fannie Mae (“Fannie Mae”), a corporation organized and existing under the laws of the United States, and Nationstar Mortgage LLC, a Delaware limited liability company, (“Nationstar”) and is effective September 30, 2011.
     WHEREAS, Fannie Mae and Nationstar have entered into that certain Subservicing Agreement (the “Agreement”) dated effective as of October 29, 2010, and have agreed to amend the Agreement to provide for bi-monthly reimbursement of certain servicing Advances;
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
I. DEFINED TERMS. Capitalized terms contained in this Amendment shall have the respective meanings herein as such terms have in the Agreement.
II. AMENDMENTS TO AGREEMENT. Section 2.13(b) of the Agreement is hereby amended and supplemented to include the following paragraph:
Fannie Mae additionally agrees that it will reimburse Subservicer for Eligible Escrow Advances and Eligible Corporate Advance on a bi-monthly basis. Therefore in addition to the reporting requirements identified herein, not later than the sixth (6th) Business Day prior to the last Business Day of each calendar month, Subservicer shall deliver to Fannie Mae or its designee reports or loan level listings of Eligible Corporate Advances and Eligible Escrow Advances, in a format acceptable to Fannie Mae, containing (i) the data identified in Exhibit C-1 to this Agreement, and (ii) the applicable information and codes required by Fannie Mae Form 571 (Cash Disbursement Request). Fannie Mae and/or its designee will reconcile the same within five (5) Business Days, and if it determines that an amount is due and owing by Fannie Mae to Subservicer, such amount shall be reimbursed to Subservicer by Fannie Mae one (1) Business Day prior to the last Business Day of each month, or at such time as may otherwise be mutually agreed to by Fannie Mae and Subservicer.
[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned parties to this Agreement has caused this Agreement to be duly executed in its name by one of its duly authorized officers all as of the date first above written.

Fannie Mae			Nationstar Mortgage LLC

By:	/s/ Leslie Peeler		By:	/s/ Gregory A. Oniu

	Name:	Leslie Peeler		Name:	Gregory A. Oniu
	Title:	Vice President		Title:	SVP

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